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                                                                   Exhibit 10.12

                              AGREEMENT OF LEASE

     THIS LEASE made as of the 30/th/ day of September, 1996, effectively as of June 1, 1996, by and between Sydney S. ZLOTNICK and RENEE Z. KRAFT (hereinafter referred to as the "Landlord" or "Lessors" or "Lessor"); and JOHN PHILLIPS, an individual trading as Aristotle Industries (hereinafter referred to as the "Tenant" or "Lessee").

     RECITALS.
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     (A)  Landlord is the owner of certain land situate in the District of
Columbia now known for assessment and taxation purposes as Lots 807 and 808 in Square 762 (said Lots 87 and 808 being collectively herein referred to as the "Land") and the buildings and other improvements thereon consisting of a three-story building with basement now known by street addresses as 205 and 207 Pennsylvania Avenue, S.E. (said "buildings" or "Building" or "Buildings"). The Land and the Buildings are herein sometimes herein collectively referred to as the "Real Property".

     (B) Pursuant to a certain Sublease (the "Sublease") between Tenant and Capitol Hill Management Corporation ("Sublessor"), Tenant as sublessee heretofore sublet from Sublessor and heretofore occupied a portion of the space in 205 Pennsylvania Avenue, S.E. (the "205 Building"), said space being only that portion of the 205 Building now occupied by Tenant and located on the Second (2/nd/) and Third (3/rd/) Floors and in the Penthouse of the 205 Building, and including the existing stairway which connects said 3/rd/ Floor to said Penthouse, and also the separate stairway and street entry vestibule which affords access from the street to the 2/nd/ and 3/rd/ floors of the 205 Building (the space in the 205 Building now occupied by Tenant is described above, being herein referred to as the "Original Premises").

     (C) Tenant confirms that the Sublease expired by its terms as of May 31, 1996, and has not been renewed or extended, and that Tenant has not and will not enter into any extension, renewal or replacement sublease or other arrangement of any kind with Sublessor concerning the Premises.

     (D) It is recognized that, without Landlord's permission or consent, Tenant has continued to occupy and use the Original Premises (and the New Premises, described below) during the period from June 1, 1996 through and including September 30, 1996 (the "Interim

                                      -1-
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Period"), without payment of any rentals, use and occupancy payments, passthrough share of Impositions and of premiums for Insurance, and without any lessor and lessee relationship existing between Landlord and Tenant during said Interim Period. Nevertheless, Tenant confirms that it has received the benefit of the use and occupancy of the Original Premises and said New Premises during the Interim Period, and Tenant agrees to pay to Landlord rentals, passthroughs of Impositions and of premiums for Insurance allocable to said Interim Period, all as hereinafter provided, as a material inducement to and in consideration for Landlord's execution of this Lease.

     (E) Tenant further confirms that it has occupied and used certain space in the Buildings comprising a portion of the space in 207 Pennsylvania Avenue, S.E. (The "207 Building"), said space (the "New Space") comprising all of that space formerly sublet by Sublessor to and formerly occupied by Dan R. Williams (the "Williams Sublease"), and located on the Second (2/nd/) and Third (3/rd/) Floors of the 207 Building, and including as part thereof the existing stairway and street level vestibule entry which affords access from the street to the 2/nd/ and 3/rd/ floors of the 207 Building. The New Space does not include any space which is now leased to the existing store tenants of the first floor level stores in the Buildings or which is used by said store tenants for street access to their space.

     (F) Tenant has requested that Landlord lease to Tenant all of the Original Premises and all of the New Space described above, under a direct lease (namely, this instrument) from Landlord as lessor to Tenant as lessee, for the rentals and upon the terms and conditions herein set forth; and Landlord is willing to do so upon and subject to the terms, conditions and provisions herein contained.

     (G) Landlord owns the Land the Buildings. However, in no event shall Landlord have any liability for any defaults, acts, omissions or obligations of Sublessor under the Sublease or under the Williams Sublease (together, the "Subleases"), nor for refund of any security deposit of Tenant or any prepaid rents or other amounts posted or paid by Tenant under the Subleases or either of them, nor for any matters involving the Subleases. Tenant confirms and agrees that it has no rights to offset or defenses against rentals, nor any rights to any waivers, credits or abatements with respect to any rentals or other amounts, nor any claims of any kind, against Landlord; and the Tenant hereby expressly and irrevocably waives any and all such claims.

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     (H)  The Original Premises and New Premises are herein collectively referred to as the "demised premises", the "premises", the "Premises", the "Demised Premises", the "Leased Premises", or the "leased premises."

     The foregoing Recitals are made an integral part of this Lease.

     NOW, THEREFORE, in consideration of the foregoing Recitals and of the rentals and other sums herein reserved by Landlord to be paid by Tenant, and for other good and valuable consideration paid by each of the undersigned parties to the other, the sufficiency and receipt of which are hereby acknowledged, the parties intending to be legally bound do hereby covenant and agree as follows:

     FIRST:  Demised Premises.
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     (A)  Landlord hereby rents, demises and leases the Premises to Tenant, and
Tenant hereby takes, hires and rents the Premises from Landlord, for the term, at the rental and upon the conditions, covenants and agreements hereinafter set forth.

     (B) This leasing of the Premises to Tenant is made subject to all applicable zoning, building, fire and other codes, laws, ordinances, rules, orders and regulations now or hereafter in force, and subject to the use in common (by Tenant and the present and any future lessees or occupants of the Buildings, and the customers, employees and invitees of all such other lessees and occupants) of all common areas serving the Buildings, including but not limited to stairways, entrances, entry areas, exits and vestibules (collectively, the "Common Facilities" or the "common areas"). However, Tenant's use of the Common Facilities shall be limited to the portion thereof reasonably necessary as a means of pedestrian access to the Premises from the exterior street entrances of the Building which now provide access therefrom to the Leased Premises. Tenant agrees that it will obstruct in any manner or otherwise interfere with or prohibit the use of any Common Facilities by the other present or future occupants or lessees of the Buildings ("Other Lessees") or by the customers, invitees, employees or contractors of such Other Lessees. Tenant confirms that it heretofore has occupied and now occupies the Premises and conducts its business therein for the purposes herein permitted, and has inspected and is fully

                                      -3-
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satisfied with the physical condition of the Premises and of the structural elements and all other elements thereof and all mechanical, plumbing, electrical lines, systems and equipment serving same and the now existing heating, ventilating, and air conditioning system and equipment thereof and all other elements and features of the Premises and of the Buildings of which same is a part, and Tenant hereby accepts the Premises and its use of the Common Facilities "as is", "where is" and with all faults, and further agrees and confirms that neither Landlord nor its agents have made any assurances, representations or warranties of any kind concerning any such matters, whether of an inducement nature or otherwise. In no event shall Landlord have any obligation to provide or pay for or contribute to any costs of the maintenance, alteration, repair, replacement or restoration of the Premises, the Buildings or any elements thereof (except as may be expressly otherwise provided in this Lease). In no event shall Landlord be obligated to provide or pay for any public utilities or other utilities, nor any monitoring, policing, maintenance, repairs, replacements, servicing, upkeep, janitorial or cleaning or trash storage or removal services, nor any cleaning, lighting, security or other services of any kind for the Buildings, the Premises or the Common Facilities; it being agreed that Tenant alone shall bear, perform and pay for all such matters for the Premises and for the Common Facilities which serve same, as herein provided.

     SECOND:  Term of Lease.
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     (A)  The term of this Lease (the "term" or the "initial term") shall be five (5) years, commencing therefor as of June 1, 1996 and fully ending without notice at midnight on May 31, 20001 (unless sooner terminated pursuant to the provisions hereof).

     (B) In consideration of the execution of this Lease by Landlord, the Tenant does hereby expressly waive and relinquish all rights to receive any and all statutory or other notices of the expiration of the term of this Lease, and of the Tenant's obligation to quit and surrender possession of the demised premises at the aforesaid expiration date of the term hereof, and Tenant agrees to promptly surrender to Landlord possession of the demised premises on the expiration date state hereinabove. However, if Tenant shall fail to quit and vacate the demised premises at the expiration of the stated term of this Lease, and if Landlord shall not require the

                                      -4-
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immediate surrender of possession of said premises on such date then and in such event any holding over of possession by Tenant shall be deemed to create only a tenancy from month to month, beginning therefor on the day immediately following the expiration of the term of this Lease, such monthly hold-over tenancy to be upon all of the same terms and conditions contained herein, except that such hold-over tenancy shall be a monthly tenancy terminable by either party upon giving to the other at least thirty (30) days prior written notice of termination (except that Tenant shall have no right to, and hereby waives, any such notice of termination if it is in default hereunder), and further excepting that the monthly rental payable during such hold-over tenancy shall be at twice the monthly rate payable during the last month of the initial term of this Lease.

     THIRD:  Rental.  The Tenant hereby covenants and agrees to take and hold
             ------
the demised premises, as tenant of the Landlord, for the term hereinabove set forth, and agrees to pay to Landlord basic rental for the demised premises as follows:

     (A)  Basic Annual Rental.
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          (1)  For purposes hereof, the phrase "lease year" shall mean each separate and successive period of twelve (12) consecutive calendar months during the term hereof, commencing for each lease year on June 1/st/ and ending on the following May 31/st/, with the first (1/st/) lease year to begin on June 1, 1996, and to end on May 31, 1997.

          (2) Tenant covenants and agrees to pay to Landlord as basic annual rental during each lease year of the initial term hereof Forty-Two Thousand Dollars ($42,000.00) per annum, the same to be due and payable in equal monthly installments of Three Thousand Five Hundred Dollars ($3,500.00) each (the "basic monthly rent") in advance without deduction, setoff or demand on the first (1/st/) day of each and every calendar month during the term hereof, commencing for the first such monthly installment as of June 1, 1996. The basic monthly rent and all other sums payable by Tenant under this Lease shall be pro-rated on a per diem basis for any fraction of a full

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     calendar month at the termination of this Lease, as determined by Landlord, and such pro-rated amounts shall be paid by Tenant to Landlord within seven
     (7) days after Landlord's written request. Tenant agrees to make the following payments with respect to the Interim Period (i.e., the period from June 1, 1996 through and including September 30, 1996):

          (i) Upon execution of this Lease, Tenant shall pay to Landlord Fourteen Thousand Dollars ($14,000.00) representing basic monthly rental at the rate of $3,500.00 per month for each of the four (4) months in said Interim Period.

          (ii) Within seven (7) days after the date Landlord sends Tenant any invoice therefor, Tenant agrees to pay to Landlord the full amount of Tenant's Proportionate Share (i.e., 22-1/2%) as described in Article Fourth below) of all Impositions and Insurance Premiums which are allocable to the Interim period, as determined and invoiced by Landlord.

     It is recognized that the Interim Period comprises part of the term of this Lease, and accordingly, all costs of providing and of use of utilities to, at and for the entire Premises (including but not limited to electricity, gas if any, hot and cold water, plumbing, sanitary sewer, and telephone service and lighting, ventilation, air conditioning and heating) allocable to the Interim Period or to any other periods within the term of this Lease or any renewal, extension and holdover terms, shall be borne and paid solely by Tenant without contribution thereto by Landlord.

     In addition to (but not in limitation of) the amounts to be paid by Tenant to Landlord for the Interim Period as set forth above, Tenant shall continue payment of basic monthly rental at the rate of Three Thousand Five Hundred Dollars ($3,500.00) per month throughout the entire initial term hereof, commencing for the next such payment (following the initial payment aforesaid) on October 1, 1996 and continuing the 1/st/ day of each calendar month thereafter

                                      -6-
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during the initial term hereof. Tenant shall also pay to Landlord all other amounts provided for in this Lease, when and as the same become due and payable hereunder, during the entire term hereof and during any renewal, extended and holdover terms.

     (B) All amounts payable by Tenant under this Lease, other than the basic monthly rentals specified in Article THIRD (A)(2) above are herein referred to as "Additional Rent" and shall be deemed additional rental for all purposes hereof. All rentals, additional rentals and other sums payable by Tenant hereunder shall be paid in lawful currency of the United States of America which shall be legal tender for payment of all public and private debts and dues, and shall be paid by good check (subject to collection) drawn on a federally insured bank or savings institution having offices in the Metropolitan Area of the District of Columbia. Payments of all rentals, additional rentals and other sums due or payable by Tenant hereunder shall be made by checks payable to Landlord as aforesaid and delivered to Landlord c/o Mr. Sidney S. Zlotnick at 1616 H Street, N.W., Suite 810, Washington, D.C., 20006, or to such other party and address as Landlord may from time to time designate to Tenant in writing. Regarding all of Tenant's payments, agreements, covenants, duties and obligations under this Lease, time is hereby agreed to be of the essence. If any installment of basic monthly rent or any other sum payable by Tenant hereunder is not paid in full within ten (10) days after the date due, then (in addition to but not in limitation of all other available remedies) Landlord at its option and discretion may require Tenant to pay, in addition to the sums in arrears, a "late charge" in the amount of five percent (5%) of the sums in arrears, such late charge to be immediately due and payable upon demand of Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or an letter accompanying any check in payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's rights to recover the balance of such rent and/or to pursue any other remedy provided in this Lease, at law and/or in equity.

     FOURTH:  Real Estate Taxes; Assessments; Insurance; and Other Charges.
              ------------------------------------------------------------

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     (A)  During the term of this Lease the Landlord shall pay directly to the appropriate governmental authorities all real estate taxes which shall be assessed upon the Real Property.

     (B) For purposes of this Lease, the term "Impositions" shall mean and refer to any and all real estate taxes and assessments (general and special), ordinary and extraordinary, and all water and sewer rates and rents and charges, public subsurface vault space rentals, front foot benefit charges (if any), governmental rents, fees and other charges for the use of any public sidewalks, alleys or other public space, personal property taxes assessed, levied or imposed on any personal property forming a part of the Real Property, or installed by Tenant, and all other governmental and quasi-governmental charges, general and special, foreseen and unforeseen, ordinary and extraordinary, and including also all assessments for public or other improvements or benefits, and also any taxes, charges, assessments and levies imposed and/or collected by any governmental or quasi-governmental authority in respect of bus, subway or other public transportation facilities operating in the Metropolitan Area of the District of Columbia, any or all of which items described in this paragraph are or may be assessed, levied, confirmed, imposed on or become or may become a lien upon all or any part of the Real Property and/or which may be or become payable by Landlord or by Tenant with respect to the Real Property or any portion thereof during the term of this Lease or any extension, renewal or holdover term. If (1) at any time during the term of this Lease, the methods or scope of taxation prevailing at or after commencement of the term hereof shall be altered or enlarged so as to cause the whole or any part of the taxes, assessments, levies, charges or other impositions now or hereafter levied, assessed or imposed on real estate and the improvements thereon to be levied, assessed or imposed, wholly or partially as a capital levy, a "value added tax", or otherwise, on or in respect of all or any part of the Real Property, Landlord's interest therein and/or rents received therefrom, in substitution of, or in addition to, a tax levied or imposed against real estate, or if (2) by reason of any such alteration or enlargement of the methods or scope of taxation, any tax, unincorporated or corporation franchise tax, assessment, levy (including but not limited to any municipal, state, or federal levy), charge or any other imposition or any part thereof, shall be measured by or based in whole or in part upon all or any part of the Real Property, or the value thereof and/or the rentals, additional rentals or other sums payable by Tenant hereunder, and shall be imposed upon Landlord, then all such taxes, assessments, levies, charges or impositions,

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or the part thereof so measured or based, shall also be deemed to be included within the term "Impositions" for purposes hereof, and shall be included within the Impositions covered by and to be paid by Tenant as set forth in following paragraph (C) of this Article FOURTH.

     (C) The phrase "Tenant's Proportionate Share" as used in this Lease shall mean twenty-two and one-half percent (22-1/2%). Tenant agrees to pay to Landlord, as additional rent hereunder, Tenant's Proportionate Share of all of the Impositions which are paid or payable during or are allocable to each lease year during the term hereof or fractional lease year at the beginning or end of the term hereof or during any extended or hold-over term; each such payment to be made by Tenant to Landlord within ten (10) days after each request from Landlord. Landlord at its sole option may calculate such payments to be made by Tenant under this Paragraph in respect of the Impositions, by reference to those Impositions payable during or allocable to the periods measured by a given lease year or by a given calendar year or measured by a given lease year or by a given calendar year or fiscal tax year. Tenant's payments under this Paragraph shall be adjusted, pro rated and paid for any fraction of a lease year, calendar year or fiscal tax year (as determined by Landlord) at the beginning and at the end of the term hereof.

     (D) Tenant further agrees to pay when due all personal property taxes and assessments levied or assessed with respect to Tenant's personal property in or at the demised premises.

     (E) Landlord will furnish Tenant a copy of the applicable real estate tax bills or assessment notices, with each request for payment to be made by Tenant toward the Impositions or as soon thereafter as same are available; such bills or notices to be deemed conclusive evidence of the amount thereof.

     (F)  Tenant further covenants and agrees to pay to Landlord, within ten
(10) days after each request, an amount equal to Tenant's Proportionate Share of all premiums and other charges (collectively, the "Insurance Premises") for all general and public liability insurance, and for all hazard and property damage insurance including vandalism and malicious mischief coverages, and all rental interruption insurance, plate glass, boiler and pressure vessel, and other insurance of any kind maintained from time to time by Landlord with respect to the Real Property or any portion thereof. Tenant's payments required under this paragraph are in addition to (but not in limitation of) its payments to be made to Landlord pursuant to Article Thirteenth (C) of this Lease.

     FIFTH:  Use of Premises.  Tenant covenants and agrees to use and occupy the
             ---------------
demised during the term hereof only for general office use (the "Permitted Use"). Tenant's business at the Premises shall in all events shall be conducted and operated by Tenant in full compliance with all applicable federal, municipal and other laws, codes, orders, rules, regulations and requirements now or hereafter in force. Tenant and its assignees and sublessees shall not use, occupy or operate the demised premises in whole or part for any purpose other than the Permitted Use, without Landlord's prior written consent, which consent may be granted, granted with conditions, or withheld and denied in Landlord's exclusive, absolute and arbitrary discretion without regard to any standards of reasonableness ("Landlord's Exclusive Consent"). Tenant shall not use or permit use of all or any part of the premises for sleeping, residential, immoral or unlawful purposes. Tenant shall not operate at the premises any loudspeaker, musical or other instruments or equipment emitting sound, noise, vibration or other features nor allow to emit from or operate at the premises any odors, smoke, vapors, flashing or bright lights of any kind, which disturb or annoy other occupants of the building of which the demised premises forms a part or of neighboring buildings. Tenant at its own expense agrees at all times to keep all HVAC ducts, fans and equipment, and all drains, plumbing lines and equipment, and all of its furnishings, fixtures, equipment and supplies and its business conducted at the Premises in neat, clean, sanitary and proper condition and in compliance with all applicable health, life/fire/safety and other laws, codes, orders, rules and regulations now or hereafter in force. Tenant shall not conduct any cooking or preparation of foods in or at the Premises. Tenant shall not conduct any soliciting, canvassing or similar activities in the Buildings with respect to other lessees or occupants thereof or their customers, employees or visitors, nor otherwise annoy them. All heating, ventilating and air conditioning equipment ("HVAC") at or serving the Premises, and all furniture, furnishings, fixtures and equipment shall be provided, maintained, replaced when and as necessary, and kept in first class operating condition at all times by and at the sole

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expense of Tenant. Tenant agrees at its own expense to provide removal of trash and garbage from the Premises by a licensed, competent trash removal service at least twice each week. Tenant at its own expense agrees to provide regular and adequate pest exterminating service for the Premises, and will keep the Premises fee of insects, rodents, vermin, termites and the like. Tenant will provide Landlord, promptly on receipt, copies of all notices issued by an governmental authorities concerning the Premises or the business conducted by Tenant thereat; but nothing herein contained shall obligate Landlord to comply with or pay for compliance with any such notices. Tenant shall not annoy other lessees and occupants of the Building in the conduct of its business, by solicitation thereof or other means. All rest rooms and lavatories serving the Premises shall be kept in a neat, clean, attractive and sanitary condition and adequately supplied at all times,, by and at the sole expense of Tenant. Truck and other deliveries of merchandise, supplies and trade fixtures to Tenant shall be performed in compliance with all applicable laws, and without obstructing Common Areas, sidewalks, alleys or stairways.

     SIXTH:  Assignment and Subletting.  Tenant shall not assign this Lease, nor
             -------------------------
sublet the demised premises or any part thereof nor any desk space therein, nor mortgage or hypothecate this Lease or its interest herein, without the prior written consent of Landlord in each instance, which consent may be withheld or denied in Landlord's exclusive, absolute and arbitrary discretion. Consent of Landlord to any such assignment or subletting shall not operate as a waiver of the necessity for its consent to any subsequent assignment or subletting, and the terms of such consent shall be binding upon Tenant and any party holding by, under or through the Tenant. No assignment or subletting shall relieve Tenant from its liability hereunder for payment of rent and performance of all other obligations hereunder during the full term hereof. If Landlord consents to any assignment or subletting by Tenant, then Tenant agrees to account to Landlord for and pay to Landlord all amounts by which the rentals and other sums paid to Tenant by its assignees and sublessees (as the case may be) exceed the rentals payable to Tenant to Landlord under this Lease; such payments to be made to Landlord within seven (7) days after Tenant's receipt of payments under any assignment or sublease. Landlord and its representatives shall have the right on request to inspect Tenant's books and records to verify the amount of payments made to Tenant by its assignees and sublessees. Any transaction by which (a) the shares of corporate stock in Tenant are sold, exchanged, transferred or otherwise disposed of in such manner that the voting and management control of Tenant becomes thereby vested in parties other than the parties who now own a majority of said shares, or (b) all or any substantial part of the assets of Tenant are sold, exchanged, transferred or otherwise disposed of, is herein referred to as a "Transfer Event". Any Transfer Event shall be deemed for purposes of this Lease to be an assignment of this Lease, for which the prior written consent of Landlord (in its sole, absolute and arbitrary discretion) must first be obtained. Any assignment of this Lease, or any such Transfer Event, or any subletting of the Premises in whole or part, which is done without the prior written consent of Landlord as aforesaid, shall constitute a default of Tenant under this Lease, which shall entitle Landlord at its sole option and discretion to terminate this Lease and/or to pursue and enforce any and all rights and remedies available hereunder, at law and/or in equity.

     SEVENTH:  Utilities, Repairs, Maintenance, Cleaning and Alterations; Net
               --------------------------------------------------------------
Lease.
-----

     (A) Tenant agrees to provide and to pay all costs and expenses of providing and of all use and consumption of, all utilities serving or used at the Demised Premises, including but not limited to gas, water, sanitary sewer, telephone service and electricity, and all lighting (including replacement of light bulbs and tubes, ballasts, lighting fixtures and equipment), and all hot and cold water, and all heating, ventilation, air cooling and air conditioning, and for all maintenance, repairs and replacements of and costs to use and operate all hot water heaters, water coolers, and all heating, ventilation, air cooling and air conditioning, and for all maintenance, repairs and replacements of and costs to use and operate all hot water heaters, water coolers, and all heating, ventilation and air conditioning equipment ("HVAC"), and all electrical wiring and equipment, and all bathroom and plumbing lines, fixtures and equipment, which now or hereafter serve and/or are located at the Premises, or arising out of or connected with Tenant's occupancy and use of the demised premises, promptly when and as the same shall become due, and Tenant at its own expense shall promptly make any meter and submeter deposits required therefor. Tenant also shall pay for all electricity for the exit lights in the building, and all costs of replacement of bulbs for said exit lights and Tenant shall replace said lights and all other lights in or at the Premises promptly when necessary. Landlord shall have the right (but not the obligation) at its sole discretion to install or cause the installation of separate meters, submeters or checkmeters for any or all utilities services for the demised premises; in which event Tenant agrees to reimburse Landlord within seven (7) days after Landlord's demand all installation and deposit charges for all meters, submeters and checkmeters and to pay for all utilities use charges when and as due.

     (B) In addition to all of its obligations under this Lease, Tenant at its own expense agrees at all times to maintain in neat, clean, safe and attractive condition and appearance all stairways, vestibules, entry and exit areas serving or forming part of the Premises and to keep said areas free of trash, packages and obstacles of any kind. When not in use for access, Tenant agrees to keep all exterior doors and windows of the Premises locked. Tenant at its own expense will provide any and all burglar, smoke detector, fire alarm and annunciator and fire sprinkler equipment as required by applicable laws or codes or governmental orders or regulations or by any insurance company providing insurance for the Building or any part thereof; and Tenant will keep such equipment in first class operating condition and repair at all times.

     (C) If Landlord elects to make any replacements or repairs to the structural elements of the Premises, i.e., the exterior walls, the load-bearing floors, structural beams and supports, or to the foundations of the Buildings (collectively, the "Structural Elements"), then Tenant agrees to pay to Landlord within ten (10) days after Landlord's request an amount equal to Tenant's Proportionate Share (as defined in Article FOURTH (C) hereof) multiplied by the cost incurred or paid by Landlord for such work multiplied by a fraction, whose numerator is the total number of days remaining unexpired in the then operative term of this Lease as of the date of Landlord's invoice, and whose denominator is the total number of days in the then operative term of this Lease. However, if such repairs or replacements of the Structural Elements are necessitated as a result of any act, omission, negligence or damage caused by Tenant or its assignees or subleases or by its or their agents, employees, contractors, clients, customers, guests or invitees (collectively, with Tenant, the "Tenant Parties"), then Tenant agrees to pay to Landlord within seven (7) days after demand all costs of such repairs or replacements (in addition to but not in limitation of Landlord's other rights and remedies in such circumstances).

     (D) All repairs made by the Tenant shall be at least equal in quality and usefulness to the original improvements and equipment on the Premises at the date hereof. Tenant shall have the right prior to expiration of this Lease (if Tenant is not in default hereunder) to remove any trade fixtures which Tenant may have placed in the Premises before the Lease expiration date, provided that, in the sole judgment of Landlord, the removal of such fixtures will not damage the Premises or the Buildings. Any damage to the Premises, or to the Buildings, or to property of others, caused by or resulting from the removal of trade fixtures installed by the Tenant shall be repaired, at Tenant's sole cost and expense, in a manner which is acceptable to the Landlord, prior to expiration of this Lease. The obligation of Tenant to maintain the Premises shall include the obligation to maintain the exterior of the Premises and any adjacent grounds and sidewalks. If on the Lease expiration or termination date there is any damage to the Premises which is not due to ordinary wear and tear, then in such event (in addition to but in limitation of Landlord's other rights and remedies), it is agreed that if Tenant is insured for any such damage, Landlord may at its sole discretion require Tenant to either (i) apply the insurance proceeds to repair such damage, or (ii) surrender such insurance proceeds to Landlord.

     (E) All improvements to and equipment installed in the Premises by or for Tenant shall be maintained, repaired, replaced and insured by and at the expense of Tenant. All such insurance shall provide coverage in the amount of the full replacement value of such improvements and equipment, and shall name Landlord as an additional insured as its interests may appear.

     (F) All alterations, modifications, furnishing, decorating, fixturing and repairs required of or desired by the Tenant for the operation of its business shall be performed by and at the sole cost and expense of the Tenant; it being expressly agreed, however, that Tenant will make no changes or other alterations of a structural nature, nor change or alter the exterior portions of said premises, nor any windows, doors, stairways, mechanical, plumbing, heating, ventilating or air conditioning equipment in or serving the premises, without Landlord's prior written consent in each instance.

     (G) Landlord agrees that it will make or cause to be made all repairs to the foundation, roof and exterior walls of the Building (excluding glass and glass doors) within a reasonable time after receipt of written notice of the necessity thereof; PROVIDED, HOWEVER, that if the repair or any replacement thereof is necessitated as a result of any act, omission or negligence of Tenant and/or of any other Tenant Parties (a "Tenant Fault"), then in any such event Landlord at its sole option and discretion (i) may require Tenant to perform the repairs or replacements at Tenant's expense (and Tenant shall do so promptly), or (ii) may cause the repairs or replacements to be made and Tenant will have to pay to Landlord within five (5) days after request all costs and expenses incurred and/or paid by Landlord in connection with such work. Such repairs or replacements shall be made by and at the expense of the Tenant promptly when and as necessary or upon Landlord's request.

     (H) Tenant shall at all times during the term of this Lease, at its own expense keep the interior of the demised premises properly painted and decorated, and will make all repairs, maintenance and replacements when and as necessary to keep the demised premises (including also without limitation all plate and other glass doors and all windows thereof, all electrical, mechanical and plumbing equipment, and the heating, air conditioning and ventilating equipment serving the demised premises (the "HVAC") and which serves and/or is situated in or adjacent to the premises or the Buildings or on the roofs of the Buildings) in good condition, maintenance and repair. Tenant at its own expense agrees to replace promptly when and as necessary or as directed by Landlord all broken or cracked plate glass and other glass windows and doors and walls or partitions of the premises, with glass of like or better kind and quality. Tenant at its own expense agrees to keep in force at all times a policy of plate glass insurance for the Premises in form and content and issued by a company reasonably acceptable to Landlord, naming Landlord as an additional named insured, and Tenant will provide Landlord a copy thereof on execution of this Lease, and will provide Landlord renewal certificates at least thirty (30) days before expiration thereof with evidence of premiums paid for at least one (1)
year in advance.   Tenant, at its own expense, will keep in force at all times with a competent, licensed service company, a service and maintenance contract for the HVAC serving the premises, and will cause said HVAC to be properly serviced and maintained (including also all necessary replacements) at all times
in good operating condition.   At the expiration or termination of this Lease,
Tenant shall surrender
to Landlord exclusive possession of the demised premises, including (unless otherwise specified by Landlord under Section SEVENTH (J) hereof) all replacements, additions, renovations and alterations performed by Tenant as herein permitted, in good order and condition, subject to normal wear and tear, and free of subleases and occupants.

     (I) Tenant agrees at all times and its own expense to maintain the premises in a neat, clean and sanitary condition, free of vermin, rodents and insects, and will at its own expense provide adequate pest extermination service and trash removal service for the premises. Tenant shall not place, display or permit to accumulate any merchandise, boxes or other articles on the sidewalks or in the common areas or alleys, or at the entrance or exits of the premises or the building.

     (J) Tenant shall not make or permit to be made any alterations, additions or changes whatever to the Structural Elements, windows, doors, exterior, foundations, footings, roofs, or exterior walls of Buildings or of the demised premises, nor to the interior of the Premises, and Tenant shall not paint, cut, disfigure or alter the facades or exterior of said Buildings, nor alter any utility or mechanical, plumbing or HVAC lines or equipment, without obtaining Landlord's Exclusive Consent in each instance. Tenant agrees that neither Tenant nor any Tenant Parties shall tamper with, connect into, use or alter in any manner any electrical, plumbing, telephone, communications, computer cabling or other equipment or lines serving any space in the Buildings (including space not leased to Tenant); and Tenant agrees to indemnify, defend and hold Landlord harmless from all litigation, costs, expenses, fines and claims arising out of any violation of this covenant or any other breach of this Lease by Tenant or any other Tenant Parties. In any addition to (but not in limitation of) its other rights and remedies, Landlord shall have the right (but not the obligation) to remove any such prohibited alterations, and to restore the altered equipment and lines to their condition which existed just prior to Tenant's violation of this paragraph, and Tenant shall pay to Landlord on demand all costs incurred in such actions. If Landlord consents in writing to any alterations proposed by Tenant, then Tenant shall cause same to be made at its own expense in compliance with all provisions of this Lease and the terms of Landlord's consent, and shall see that such alterations (i) do not damage the structural soundness or integrity of the building nor interfere with the use and enjoyment by other tenants of the building of their leased space therein; (ii) are performed free of all liens and claims of mechanics and material men (it being agreed that Tenant shall and hereby does indemnify,, defend and save Landlord harmless from and against such liens), (iii) are done in compliance with all applicable governmental laws and orders, (iv) are performed in a god and workmanlike manner, and (v) do not cause cancellation of or increase in premiums for or adversely affect any policies of insurance required to be obtained and maintained by Tenant or which are maintained by Landlord. All alterations and additions to the premises made by Tenant shall at all times be and remain the property of Landlord, and shall be surrendered to Landlord at the expiration or termination of this Lease. Provided, however, that if Landlord so notifies Tenant in writing at least sixty (60) days before the end of the term hereof, the Tenant shall at its own cost remove such alterations and additions made by it, as covered by Landlord's notice, prior to the expiration of the Lease term or termination of this Lease, and Tenant shall repair all damage caused to the premises by such removal.

     (K) Tenant shall notify Landlord in writing promptly as to any defect in or damage to the Building or any equipment or lines thereof. However, nothing herein contained shall obligate Landlord to perform, provide or pay in whole or part for any repairs, replacements or restoration or other work, except as expressly provided for in this Lease.

     (L) Prior to commencing any work at or for the Premises, Tenant shall obtain and deliver to Landlord written and unconditional waivers of mechanics' and material men's liens upon the Premises and the Building, for all work, labor and services to be performed, and materials to be furnished by them in connection with such work, signed by all contractors, subcontractors, material men and laborers to become involved in such work, or an adequate payment and performance bond acceptable to Landlord. All of such alterations, decorations, additions or improvements permitted by Landlord or performed by or for Tenant shall conform to all rules and regulations established from time to time by the Underwriter's Association of the District of Columbia and shall conform to all requirements of the Federal and District of Columbia governments.

     EIGHTH:  Liability Insurance and Indemnity.  Tenant covenants and agrees to
              ---------------------------------
indemnify, defend and hold harmless the Landlord against and from any and all liability, damages, expenses, causes of action, suits, litigation, court costs, reasonable attorneys' fees, judgments and claims of any and every nature of any person, firm or corporation or others arising out of or in any manner connected with injury or death to person(s), and damage to or loss of property, in, or on or about the demised premises (or occurring elsewhere in the building if involving or caused in whole or part by Tenant or any Tenant Parties). In confirmation thereof, Tenant covenants and agrees that it will, at all times during the term hereof, at its own expense carry and keep in full force and effect in companies satisfactory to Landlord, and under policies in form and contents acceptable to Landlord, general liability insurance in form satisfactory to Landlord, with combined single limits of (i) at least TWO MILLION DOLLARS ($2,000,000.00) for injury, including death, to one or more person(s) in any one casualty or occurrence, and (ii) with property damage coverage of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000.00), or in such greater coverage amounts as Landlord may from time to time reasonably require. All such policies of public liability and property damage insurance shall name Landlord and Tenant as parties insured, and shall contain a provision that the same many not be canceled or amended (including for non-payment of premiums) without giving to the Landlord and Tenant at least thirty (30) days' prior written notice. Each policy of insurance required of Tenant under this Lease, or certified copy thereof and a certificate showing the same to be in force, shall be delivered to Landlord at the commencement of the term hereof, and renewals thereof shall be delivered to Landlord within ten (10) days prior to the expiration of any such policy. All insurance maintained by Tenant on the premises and/or on Tenant's personal property or business shall include waiver of subrogation endorsements for Landlord's benefit, in form and content acceptable to Landlord. Tenant shall provide Landlord copies of paid receipts for premiums on all insurance required of Tenant under this Lease for at least one (1) year in advance, on request. Additionally, during the term of this Lease, Tenant at its sole cost and expense, and for the respective interests of Landlord and Tenant, shall keep the Premises insured against loss or damage by fire and the hazards included in the standard extended coverage endorsement, in an amount equal to one hundred percent (100%) of the replacement value of the Premises, which policy shall name the Landlord as an additional insured. If Tenant's alterations result in an increase in the insurable value of the Premises, then Tenant shall increase the face amounts of all hazard insurance policies required of Tenant under this paragraph. Tenant shall also at its own expense provide and keep in force property damage insurance in amounts sufficient to cover all of its equipment at and all leasehold improvements which are made by Tenant in or to the Premises, and business interruption insurance in amounts sufficient to cover all rent and other payments due under this Lease. Tenant agrees to look only to its business interruption and property damage insurance policies, and not to Landlord or its agents or employees, for reimbursement for any damages or losses incurred as a result of any of the foregoing occurrences, and that said policies must contain waiver of subrogation clauses.

     NINTH:  Subordination.  This Lease and all rights of Tenant hereunder, are
             -------------
subject and subordinate to any mortgages and deeds of trust which now or may hereafter affect the demised premises, the Land and/or the building, and to any and all renewals, modifications, consolidations, replacements and extensions thereof. It is the intention of the parties that this provision be self-operative and no further instrument shall be necessary to effect such subordination of this Lease. Tenant shall, however, upon demand at any time or times, execute, acknowledge and deliver to Landlord any and all instruments that may be necessary or proper to subordinate this Lease, and the rights of Tenant hereunder, to any such mortgage or deed of trust, or to confirm or evidence said subordination. Notwithstanding the subordination of this Lease as aforesaid, any present or future mortgagee or beneficiary under any deed of trust on the building or the Land may, by giving Tenant written notice thereof, require that the Lease shall be senior in lien to such mortgage or deed of trust. Tenant covenants and agrees, in the event of foreclosure of any such mortgage or deed of trust, to attorn to the purchaser at such foreclosure sale, and to recognize such purchaser as the Landlord under this Lease. Tenant agrees to execute and deliver to Landlord, within ten (10) days after request of Landlord or of any such holder, any instrument which, in the reasonable judgment of Landlord, may be necessary or appropriate in any such foreclosure proceedings or otherwise to evidence such attornment. Tenant further waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease, and the obligations of Tenant hereunder, in the event of any such foreclosure.

     TENTH:    Eminent Domain. Tenant agrees that if the demised premises, or
               --------------
any part thereof, shall be taken, condemned or acquired for public or quasi-public use or purpose by any competent authority, whether by condemnation proceedings, lease or purchase, this Lease at Landlord's option shall terminate and the Tenant shall quit and vacate the premises by the date required in such condemnation proceedings. Tenant shall have no claim against Landlord and shall not have any claim or right to any portion of the amount that may be awarded as damages or be paid as a result of any such condemnation, lease or purchase; it being agreed that the full amount of such award or other proceeds, if any, made or paid by the taking authority shall be paid to and retained by Landlord, free of any claim by Tenant to any portion thereof; and that all rights and claims of Tenant to damages therefor, if any, are hereby assigned by Tenant to Landlord. Should all or any part of the demised premises be so taken or acquired, the term of this Lease shall cease and terminate from the date on which Tenant is required, by said taking authority, to surrender possession of said premises, and the Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. All rentals and other sums payable by Tenant hereunder shall be adjusted to the date on which Tenant is required, by said taking authority, to surrender possession of said premises. Provided that Tenant is not in default under this Lease, Tenant shall have the right, in the event of any such condemnation, to pursue in an action separate from Landlord's condemnation proceedings, and at Tenant's own expense, any claims that Tenant may have against the condemning authority for loss of Tenant's business and/or moving expenses occasioned by such condemnation, provided that the amounts sought or awarded to Tenant in such separate action shall not in any manner reduce or adversely affect or in any manner delay or interfere with Landlord's award or claims.

     ELEVENTH: Damage to Tenant's Property.  It is agreed that Landlord shall
               ---------------------------
not be liable for any damage to property of Tenant or other persons upon the demised premises arising from rain, snow, or water which may leak into or fall into any portion of the demised premises, or which may occur from broken pipes or any other causes.

     TWELFTH:  Damage by Fire or Casualty.
               --------------------------

     (A) If the demised premises is damaged by fire, the elements or other casualty which is actually then covered by the Landlord's fire and extended coverage insurance policies in force on the demised premises, the Landlord (at its cost) shall diligently and promptly repair all damage to and restore the demised premises to its condition just prior to the damage. However, in no event shall the rentals or any other amounts payable by Tenant under this Lease abate or be reduced as a result of any fire or other casualty or damage of any kind to the Premises or to Tenant's equipment, trade fixtures, merchandise or personal property; it being agreed that Tenant shall rely on its policies of casualty and business interruption insurance for all such losses or loss of income from any such occurrences, and Tenant shall have no right to any diminution in rent nor any claims against Landlord in any such events. Landlord's restoration work under this paragraph shall be limited to the premises as originally tendered to Tenant (reasonable wear and tear excepted), herein called "Landlord's Restorations"; it being agreed that Tenant at its own expense shall repair and replace all alterations and leasehold improvements, fixtures, furnishings and equipment installed by or for Tenant. Notwithstanding anything herein contained to the contrary, all damage tot he Premises caused by Tenant or any Tenant Parties shall be repaired promptly by and at the sole expense of Tenant.

     (B) Notwithstanding the foregoing, if more than fifty percent (50%) in value of the demised premises is destroyed or made unusable by any such fire, the elements or other casualty, or if the building of which the demised premises is a part shall be damaged or destroyed to the extent that Landlord, in its opinion deems it advisable to remove the remainder of the building or to substantially or entirely reconstruct the same (even though the portion leased to the Tenant hereunder is not rendered untenantable or is made only partially untenantable), or if the demised premises is damaged by any casualty or other cause which is not fully covered and insured under the Landlord's fire and extended coverage insurance policies then in force, then and in any such event the Landlord shall have the right in its sole discretion to terminate this Lease by giving Tenant written notice of such termination at any time within sixty
(60) days following the occurrence of such casualty, and in the event of such termination hereof rent shall be adjusted to the date Tenant was deprived of the use of the demised premises as the result of such casualty, and the Landlord and Tenant shall be relieved of any further liability hereunder. However, in no event shall Landlord be subject to any claims or liability as a result of any casualty or other damage or any interruption in or loss of Tenant's business as a result thereof or of repairs necessitated thereby. Tenant shall include in its casualty insurance policy a waiver of subrogation endorsement for Landlord's benefit in form and content acceptable to Landlord.

     THIRTEENTH:  Compliance with Governmental Orders:  Tenant Insurance.
                  -------------------------------------------------------

          (A) The Tenant shall, at its own expense, during the entire term hereof, properly and promptly comply with all laws, orders, ordinances, rules, regulations and requirements, as the same now exist or as the same may hereafter be enacted, amended or promulgated, of any Federal, State, County or municipal authority, and/or any department or agency thereof, and of the Board of Fire Underwriters, and any similar organization having jurisdiction thereof, relating to Tenant's use or occupancy of the demised premises or to the operation of the Tenant's business therein. Tenant at its own expense (and at nor cost to Landlord) agrees to obtain and keep in force (and provide Landlord promptly on request copies of) all certificates, licenses and permits required for use and occupancy of the demised premises and for conduct of Tenant's business thereat.

          (B) Tenant, at its own expense shall at all times during the term hereof carry fire and extended coverage insurance on its furniture, trade equipment and its other personal property and all leasehold improvements to or located at the demised premises, in coverage amounts equal to their full replacement cost, and in good responsible companies licensed in the District of Columbia. Such policies shall include waiver of subrogation provisions acceptable to Landlord. Complete copies and certificates of such policies shall be furnished to Landlord within seven (7) days after each request. However, Tenant shall not carry any insurance which duplicates or adversely affects any policies of insurance maintained by Landlord, without Landlord's express prior written consent.

          (C)  Fire Insurance Increases.  Tenant will not carry on any activity
               -------------------------
in or about the demised premises, nor on the sidewalks abutting said premises, nor do or permit anything to be done therein or thereat, which is contrary to any law, ordinance, order or regulation of the

Federal, State, County or municipal governments, or of any board, agency or department thereof; and Tenant shall not permit nor do anything which would increase the basic rate of the fire insurance or any other insurance carried by Landlord, as established by the appropriate agency having jurisdiction. For purposes of definition herein, the "basic rate" shall be such rate as is published by the said appropriate agency, exclusive, however, of any excess or surcharges appended thereon by virtue of or directly attributable to so-called faults of management. If any use of or activities or occupancy at the demised premises or on the sidewalks, alleys, or other areas in the vicinity of the Premises by Tenant, its assignees or sublessees causes any increase in the Landlord's insurance premiums or rate for the building over and above the basic premiums and/or rate for construction of the type of the Premises occupied for the purpose permitted by Landlord, then Tenant, upon written notice from Landlord, shall immediately take all necessary steps to eliminate the excess charge attributable to such faults of management. Should Tenant refuse or fail to take such action as may be necessary to eliminate the cause for said excess charges, Tenant shall pay to Landlord on demand as additional rent, that portion of the aforesaid fire and extended coverage and other insurance premiums caused by such excess charge on all outstanding insurance carried by Landlord on the building.

          (D) Tenant will not use the demised premises nor conduct any business therein (nor permit any Tenant Parties to do so) in a manner which disturbs or interferes with the business, use or occupancy by other lessees of space in the building; and Tenant shall immediately cease any activities or conduct by Tenant or any Tenant Parties which violate the provisions of this paragraph.

     FOURTEENTH:  Bankruptcy.
                  -----------

          (A)  Events of Bankruptcy.  For purposes of this Lease, the following
               ---------------------
shall be deemed "Events of Bankruptcy" of Tenant: (i) if Tenant becomes "insolvent", as defined in Title 11 of the United States Code, entitled "Bankruptcy", 11 U.S.C. Section 101 et. seq. (the "Bankruptcy Code"), or under
                                    --------
the insolvency laws of any state, district, commonwealth or territory of the United States of America ("Insolvency Laws"); or (ii) if a receiver or custodian is appointed for any or all of Tenant's property or assets, or if there is instituted a foreclosure action on any of Tenant's property; or (iii) if Tenant files a voluntary petition under the Bankruptcy Code or Insolvency Laws; or (iv) if there is filed an involuntary petition against Tenant as the subject debtor under the Bankruptcy Code or Insolvency Laws which is not dismissed within thirty (30) days of filing, or results in issuance of an order for relief against the debtor; or (v) if Tenant makes or consents to an assignment of its assets, in whole or in part, for the benefit of creditors, or a common law composition of creditors.

          (B)  Landlord's Option to Terminate Lease.  Upon the occurrence of an
               -------------------------------------
Event of Bankruptcy, or if Tenant takes advantage of any Insolvency Laws, then in any such event Landlord at its option and sole discretion may terminate this Lease by written notice to Tenant (subject, however, to applicable provisions of the Bankruptcy Code or Insolvency Laws during the pendency of any action thereunder involving Tenant as the subject debtor). If this Lease is terminated under this paragraph, Tenant shall immediately surrender to Landlord possession of and vacate the demised premises, waives all statutory and other notice to quit, and agrees that Landlord's obligations under this Lease shall cease from such termination date, and Landlord may recover possession by process of law or in any other lawful manner. Furthermore, if this Lease is terminated under this paragraph, Landlord shall have all rights and remedies against Tenant provided in case of defaults of Tenant in payment of rent (subject, however, to applicable provisions of the Bankruptcy Code or Insolvency Laws).

          (C)  Assumption of Lease.  If Tenant becomes the subject debtor in a
               --------------------
case pending under the Bankruptcy Code, Landlord's right to terminate this Lease under this Article shall be subject to the applicable rights (if any) of the trustee in bankruptcy to assume or reject this Lease as then provided for in the Bankruptcy Code. However, the Trustee in Bankruptcy must give to Landlord and Landlord must receive proper written notice of the Trustee's assumption or rejection of this Lease, within sixty (60) days after the date of the Trustee's appointment or such longer period if any provided by applicable law (the "Assumption or Rejection Period"); it being agreed that the failure of the Trustee to five notice of such assumption hereof within the Assumption or Rejection Period shall conclusively and irrevocably constitute the Trustee's rejection of this Lease and waiver of any rights of the Trustee to assume or assign this Lease. The Trustee shall not have the right to assume or assign this Lease unless said trustee (i) promptly and fully cures all defaults of Tenant under this Lease, (ii) promptly and fully compensates Landlord for all monetary damages incurred as a result of such default, and (iii) provides to Landlord "adequate assurance of future performance" (as defined hereinbelow). Landlord and Tenant hereby agree in advance that "adequate assurance of future performance", as used in this paragraph, shall mean that all of the following minimum criteria must be met: (a) Tenant's gross receipts in the ordinary course of business during the thirty (30) day immediately preceding the initiation of the case under the Bankruptcy Code must be at least twenty (20) times greater than the next payment of rent due under this Lease, (b) both the average and median of Tenant's monthly gross receipts in the ordinary course of its business during the six (6) months immediately preceding initiation of the case under the Bankruptcy Code must be at least twenty (20) times greater than the next payment of rent due under this Lease, (c) Tenant must pay to Landlord all rentals and other sums payable by Tenant hereunder including also therein its share (as estimated by Landlord) of the cost of all services (if any) provided by Landlord (whether directly or through agents or contractors, and whether or not the cost of such services is to be passed through to Tenant), in advance of the performance or provision of such services, (d) the Tenant must agree (by writing delivered to Landlord) that the Tenant's business shall be conducted in a first class manner, and that no liquidating sales, auctions, or other non-first class business shall be conducted in, at or on the demised premises, and that the use of the demise premises as stated in this Lease will remain unchanged. In the event Tenant is unable to (i) cure its defaults, (ii) reimburse Landlord for its monetary damages, (iii) pay the rents due under this Lease or any other payments required of Tenant under this Lease on time, or (iv) meet the criteria and obligations imposed by (a) through (d) above in this subparagraph, then Tenant hereby agrees in advance that Tenant has not met its burden to provide adequate assurance of future performance, and this Lease may be terminated by Landlord in accordance with Paragraph FOURTEENTH (B).

          (D)  Damages.  It is further stipulated and agreed that, in the event
               --------
of the termination of this Lease by the happening of any such event described in this Article FOURTEENTH, Landlord shall forthwith, upon such termination, and any other provisions of this Lease to the contrary notwithstanding, become entitled to claim and recover as and for damages caused by such breach of the provisions of this Lease all amounts permitted by applicable law.

          (E)  Consent to Lift Sty.  In the event that this Lease is terminated
               --------------------
by notice and the Tenant shall thereafter seek protection under the Bankruptcy Code or any equivalent state Insolvency Laws or regulations, then the Tenant (if a debtor-in-possession) agrees to consent to any application by the Landlord to terminate the automatic stay provisions of the Bankruptcy Code or any Insolvency Laws on the grounds that there is no equity in the Lease as a result of the pre-petition termination notice.

     FIFTEENTH: Signs; Equipment.  (A)  It is recognized that Tenant heretofore
                -----------------
has installed on the exterior of the Building certain signs which now are in place (the "Existing Signs"). Tenant covenants and agrees, at its own expense, to remove said Existing Signs by not later than October 15, 1996, and to repair immediately all damage to the Building caused by installation or removal of said Existing Signs. It is recognized that said Existing Signs encroach onto portions of the Buildings occupied by other lessees, and that Tenant's Permitted Use of the Premises is limited to office use as aforesaid. Accordingly, in no event shall Tenant be entitled to place, continue the existence of, add to or replace or install any signs on the exterior of or which are visible from the exterior of the Building. Tenant further covenants and agrees not to install, place, hang or otherwise display on the exterior of the Buildings any banners, signs or other items or materials of any kind, nor to obstruct from view, alter or otherwise affect any signs, show windows or other windows, doorways, doors, entrances, exits or other elements or areas of the Buildings now or hereafter displayed or used by or leased to any other tenant or occupant. In addition to (but not in limitation of) its other rights and remedies, Landlord shall have the right to remove (at Tenant's risk and expense) any items installed by Tenant at any time in violation of this paragraph. Tenant agrees to indemnify, defend and hold Landlord harmless from all loss, costs, damage, expense and claims (including damages from loss of any other lease or prospective lease of space in the Buildings), arising from or caused by default of Tenant under this paragraph or under any other provision of this Lease.

          (B) No sign, advertisement, notice, or awning shall be inscribed, painted, affixed or otherwise displayed on any part of the exterior of the Building except in such place, number, size, color and style as is in Landlord's judgment harmonious with the design of the Buildings and their furnishings; nor shall any such items be installed without obtaining Landlord's Exclusive Consent. Any such sign, advertisement, notice or awning shall be installed, maintained, kept in good repair and appearance and in compliance with laws and insurance requirements, by Tenant at its own cost and expense. Tenant shall not install any flashing, moving, strobe, neon or other bright or unattractive lights or lighted signs without Landlord's prior written Exclusive Consent. If any sign, advertisement, notice or awning which does not conform to the foregoing is nevertheless installed by or for Tenant, then Landlord shall have the right (but not the obligation) at its sole discretion to remove the same, and Tenant shall be liable for any and all expenses incurred by Landlord in said removal. Tenant further specifically agrees that any sign, advertisement, notice or awning erected in accordance with this provision shall be removed, at Tenant's sole cost and expense, within seven (7) days after Landlord's request.

          (C)  Furnishings.  Landlord shall have the right to prescribe the
               ------------
weight and position of safes and other heavy equipment or fixtures, which shall, if considered necessary by the Landlord, stand on plank strips to distribute the weight. Any and all damage or injury to the Building or the Premises caused by moving the property of Tenant into, in or out of the Premises, or due to the same being in the Premises, shall be repaired by and at the sole cost of Tenant. All moving of furniture, equipment and other materials (if Landlord so determines) shall be under the direct control and supervision of Landlord who shall, however, not be responsible for any damage to or charges for moving the same. Tenant shall promptly remove from the sidewalks and alleys adjacent to the Building any and all of its furniture, equipment or other material there delivered or deposited.

          (D)  Tenant's Equipment.  Tenant shall not install any equipment,
               -------------------
machinery or trade fixtures of any kind or nature whatsoever which will or may necessitate any changes, replacements or additions to, or in the use of, the water system, heating system, plumbing system, air-conditioning system, or electrical system of the Building without the prior written consent of Landlord.

     SIXTEENTH:    Defaults.
                   ---------

          (A) In the event that (i) Tenant shall fail to pay when and as due any payment of rent or of Additional Rent or any other amount payable by Tenant hereunder, or (ii) Tenant shall violate any other term, provision, covenant or condition of this Lease or shall neglect or fail to perform or to observe or comply with any of the other terms, conditions or covenants herein contained on Tenant's part to be performed or observed and Tenant shall fail to remedy the same within twenty (20) days after Landlord shall have sent Tenant written notice specifying such violation, neglect or failure, or (iii) this Lease or the Demised Premises or any part thereof shall be taken upon execution or by other process of law directed against Tenant, or shall be taken upon or subject to any attachment at the instance of any creditor of or claimant against Tenant, and said attachment shall not be discharged or disposed of within thirty (30) days after the levy thereof; of (iv) Tenant shall abandon, vacate or desert the Demised Premises, or fail to continuously operate the Demised Premises for the Permitted Use specified in Article Fifth hereof; then in any one or more of such events, Landlord shall have the right, at its option, exercisable by sending written notice thereof to Tenant, to terminate this Lease, in which event Tenant agrees to immediately surrender to Landlord possession of the Demised Premises, without any notice to quit or demand for possession of the Demised Premises whatsoever, all statutory and other notice to quit or of intention to re-enter the same being hereby expressly waived by Tenant, and Tenant hereby grants Landlord full and free entrance to, into and upon the Demised Premises or any part thereof, to take possession thereof with or without process of law and to expel and remove Tenant or any other person occupying the Demised Premises or any part hereof, and Landlord may repossess itself of the same as if its former estate, but such entry shall not constitute trespass or forcible entry or detainer, nor shall it cause a forfeiture of rents due by virtue hereof nor waiver of any covenant, agreements or promises in this Lease contained to be performed by Tenant. If this Lease shall be terminated as aforesaid, the Demised Premises, or any part thereof, may be re-let by Landlord for the account and benefit of Tenant, for such rent and upon such terms and to such person or persons and for such period or periods as may seem fit to Landlord, and if a sufficient sum shall not be received form such reletting to satisfy the rent reserved in this Lease, after paying the expense of reletting and collection, including reasonable commissions to agents and reasonable attorneys' fees, and any court costs, Tenant agrees to pay and satisfy any and all such deficiencies; but the acceptance of a lessee by Landlord in place of Tenant shall not operate as a release of Tenant from the performance of any covenant, promise or agreement herein contained, and the performance of any substitute tenant by the payment of rent, or otherwise, shall constitute only satisfaction pro-tanto of the obligations of Tenant arising
                             ---------
hereunder. Any damages or deficiencies, at the option of Landlord, may be recovered by Landlord in separate actions, from time to time, as Tenant's obligations to pay would have accrued if the term had continued, or from time to time as said damages or deficiencies shall have been made more easily ascertainable by relettings of the Demised Premises, or any such action by Landlord may, at the option of Landlord, be deferred until the expiration of the term hereof. Notwithstanding anything to the contrary contained in this Lease, to the extent not expressly prohibited by applicable law, in the event of any default of Tenant under this Lease, Landlord at its sole option and discretion may terminate this Lease and/or Tenant's right to possession of the premises, and may accelerate and declare that all rentals and other amounts reserved for the entire remainder of the term hereof shall be immediately due and payable, in which event Tenant agrees to pay same on demand. If and to the extent Tenant makes the payments demanded by Landlord pursuant to the preceding sentence (the "accelerated rent") and provided such payments are free of challenge by and are not recovered by Tenant's creditors, trustee or receiver in any creditor proceedings, then it is agreed that Landlord will refund to Tenant (to the extent only of said Accelerated Rent) any actual Net Re-Letting Proceeds (defined below) thereafter received by Landlord during the remainder of the stated term of this Lease. The phrase Net Re-Letting Proceeds as used herein shall mean the total amount of rent and other consideration paid by any Replacement Tenants, less all Costs of Re-Letting, during a given period of time. "Costs of Re-Letting" shall include without limitation, all reasonable costs and expenses incurred by Landlord for any repairs, maintenance, changes, alterations and improvements to the Premises, brokerage commissions, advertising costs, attorneys' fees, any customary free rent periods or credits, tenant improvement allowances, take-over lease obligations and other customary, necessary or appropriate economic incentives required to enter leases with Replacement Tenants, and costs of collecting rend from Replacement Tenants. The phrase "Replacement Tenants", as used herein, shall mean any party or parties to whom Landlord relets the Premises or any portion thereof pursuant to this Article.

          (B) Tenant hereby expressly waives any provision of law now in force or which hereafter may be enacted giving Tenant the right under any condition after default to the redemption and repossession of the Demised Premises or any part thereof.

          (C) No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and the Landlord may accept such check or payment without prejudice to the Landlord's right to recover the balance of such rent or to pursue any other remedy in this Lease provided.

          (D) Notwithstanding anything to the contrary set forth hereinabove, in the event of a default hereunder by Tenant, Tenant covenants and agrees to pay to Landlord all costs and expenses incurred by Landlord in connection with such default, including but not limited to reasonable attorney's fees, whether or not suit was instituted.

          (E) In the event Tenant shall default under any provision of this Lease, Landlord shall have the right (but not the obligation) at its option, and at the sole cost of Tenant, in addition to all other rights and remedies, to take the action necessary to cure the default, in which event Tenant shall pay Landlord all costs incurred plus fifteen percent (15%) thereof on demand.

     SEVENTEENTH:  Rights Reserved by Landlord.  The Landlord reserves the right
                   ---------------------------
to enter the demised premises at all reasonable times (1) for the making of inspections or repairs, as Landlord may deem necessary or desirable; (2) to exhibit the premises to prospective tenants during the last twelve (12) months of the term of this Lease, and to prospective purchasers and lenders at any times during the term hereof; and (3) for any purpose whatsoever relating to the safety, protection or preservation of the demised premises. Landlord shall have the further right, during the last twelve (12) months of the term hereof, to place the usual sign or notice "For Rent", and at any time during the term hereof to place the notice "For Sale", upon any part of the premises hereby demised to Tenant, which sign or notice Tenant agrees to permit to remain thereon without interference, molestation or obstruction.

     EIGHTEENTH:  Surrender of Possession.  At the expiration or other
                  -----------------------
termination of this Lease, Tenant shall surrender and deliver up possession of the demised premises to Landlord in good order and condition, ordinary wear and tear excepted, free of occupants and subleases. By not later than the termination of this Lease or expiration of the term hereof, the Tenant may remove its trade fixtures and equipment installed by it on the condition, provided, however, that any damage to the demised premises resulting from such removal (or the installation thereof) shall be fully and promptly repaired by and at the sole expense of Tenant. Tenant may not remove any of its trade fixtures or other property while Tenant is in default hereunder. Any of Tenant's personal property not removed from the premises by expiration or termination of this Lease may be retained as Landlord's property or be disposed of by Landlord at Tenant's risk and expense, all at Landlord's exclusive discretion.

     NINETEENTH:  Notices.  All notices required under this Lease shall be given
                  -------
in writing and shall be deemed to be properly served by Tenant if sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to Landlord c/o Sidney S. Zlotnick, 1616 H Street, N.W., Suite 810, Washington, D.C. 20006, or to such other party and address as Landlord may from time to time designate in writing. Such notices shall be deemed to be properly served by Landlord if sent by certified or registered United States mail, postage prepaid, addressed to Tenant at the demised premises or to such other address as Tenant may from time to time designate to Landlord in writing, or such written notices may be delivered in person by Landlord or Landlord's agent to Tenant or Tenant's employees at the demised premises during regular business hours.

    TWENTIETH:      Non-Waiver. The failure of Landlord to insist, in any one or
                    ----------
more instances, upon a strict performance of any of the covenants of this Lease, or to serve any notice, or to institute any action or summary proceedings, shall not be construed as a waiver or relinquishment for the present or future of such covenant or option, or right thereafter to service notice, but such covenant or option shall continue and remain in full force and effect. The receipt by the Landlord of rent, with knowledge of the breach of any covenant hereof, shall not be deemed a waiver of such breach, and no waiver by the Landlord of any provision hereof or breach thereof by Tenant shall be deemed to have been made unless expressed in writing and signed by the Landlord or its duly authorized agent. The Landlord's rights and remedies herein created are cumulative, and the use of one remedy shall not be taken to exclude or waive the right to the use of another. Receipt or acceptance by Landlord of any rent after the due date thereof in any one or more instances shall not constitute a waiver of the obligation of Tenant to pay all rentals and other sums hereunder on the date due, nor be deemed to prevent Tenant's failure to make such timely payments from constituting default of Tenant under this Lease.

     TWENTY-FIRST:  Quiet Possession.  The Landlord covenants that if and so
                    ----------------
long as the Tenant shall not be in default under this Lease, the Tenant shall quietly hold, occupy and enjoy the leased premises during all of the term hereof, without hindrance or molestation by the Landlord.

     TWENTY-SECOND: Entire Agreement.  This instrument contains all the
                    ----------------
agreements made between the parties hereto, and may not be modified orally or in any other manner than by agreement in writing, signed by all the parties hereto or their respective successors in interest.

     TWENTY-THIRD:  Binding Effect of Agreement.  The terms, covenants,
                    ---------------------------
conditions, obligations and agreements herein contained shall be kept and performed by the respective parties hereto, and will be binding upon them and each of them, their and each of their respective heirs, executors, administrators, personal representatives, successors and (subject to Article SIXTH hereof) assigns.

     TWENTY-FOURTH: Landlord's Liability.  If the Landlord shall sell, convey
                    --------------------
or otherwise transfer the demised premises and/or the building in which same is located, then the undersigned Landlord shall be deemed to be released of all obligations hereunder from and after the date of such transfer, and the transferee shall be deemed the Landlord hereunder. Landlord's liability under this Lease shall be limited to its interest in the demised premises. In no event shall the individuals or any other parties comprising Landlord have any personal liability for any payments or performance under this Lease; it being agreed that Tenant shall have no recourse to any assets or properties of Landlord (other than the demised premises) for enforcement of the rights and remedies of Tenant and any Tenant Parties under this Lease, at law or in equity. The Landlord and Tenant shall not be deemed to be partners or joint venturers; it being agreed that their only relationship is that of lessor and lessee respectively.

     TWENTY-FIFTH:  Brokerage.  Tenant hereby represents and warrants that it
                    ---------
has not dealt with any real estate broker, agent or salesman in connection with this Lease, and Tenant agrees to indemnify, defend and hold Landlord harmless from any commissions or claims sought or asserted by any broker, agent or salesmen in connection with this Lease.

     TWENTYSIXTH:   Miscellaneous.
                    -------------

          (A)  Severability.  If any term or provision hereof, or any portion
               ------------
thereof, or the application thereof to any person(s) or circumstances shall, to any extent, be held by a court of competent jurisdiction to be invalid or unenforceable, then the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is so judicially held to be invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law.

          (B) Landlord and Tenant each hereby waive all rights to trial by jury in any litigation or proceedings instituted by either party against the other concerning this Lease.

          (C) This Lease is made pursuant to, and shall be construed and enforced in accordance with, the laws of the District of Columbia.

     TWENTY-SEVENTH:  No Liability.  (A) Landlord shall not be liable to Tenant,
                      ------------
its employees, agents, business invitees, licensees, customers, clients, family members or guests for any damages, compensation or claim arising from the necessity of repairing any areas of the premises or the building, the interruption of the use or occupancy of the premises, any accident or damage resulting from the use or operation (by Landlord, Tenant, or any other person or persons whatsoever) of heating, cooling, electrical or plumbing equipment or apparatus; or the termination of the Lease by reason of the destruction of the premises; or from any fire, robbery, theft, mysterious disappearance and/or any other casualty or from any leakage in all or any part of the premises or the building, or from water, rain or snow that may leak into or flow from any part of the premises or the building, or from drains, pipes, or plumbing work in the building, or from any other cause whatsoever. Any goods, property or personal effects, stored or placed by the Tenant or its employees in or about the premises or building, shall be there at the risk of the Tenant; it being agreed that Landlord shall not in any manner be held responsible therefor. The employees of the Landlord are prohibited from receiving any packages or other articles delivered to the building or Tenant, and if any such employee receives any such package or articles, such employee shall be the agent of the Tenant for such purposes and not the agent of the Landlord.

Tenant shall not be entitled to any rent abatement in any circumstances described in this paragraph.

          (B)  Tenant's Equipment. Tenant's machines and equipment which cause
               ------------------
noise or vibration that may be transmitted to the structure of the building or to any space therein to such a degree as to be objectionable to Landlord or to any other tenant in the Buildings shall be installed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate such noise and vibration.

     TWENTY-EIGHTH:  Captions - General
                     ------------------

          (A) The paragraph captions of this Lease are for convenience of reference only, and in no way define or limit the scope or intent of this Lease, nor in any way affect this Lease.

          (B) Wherever in this Lease the singular is used, the same shall include the plural; and the use of any gender shall be deemed to include all genders.

          (C) Tenant at its own expense will obtain and keep in force throughout the term of this Lease all certificates of use and occupancy, business licenses and other permits required for its use and occupancy of the demised premises and for the conduct of its business therein.

          (D) Tenant will not store or place or permit any flammable, explosive or other hazardous or extra-hazardous materials in, upon or about the demised premises. Tenant further agrees that it will not place or install in, below, on or above the premises nor permit to enter the premises from any adjoining property any materials or equipment containing asbestos, urea formaldehyde insulation, polychlorinated biphenyls ("PCBs"), or other toxic or hazardous substances or materials which are at any time deemed under any laws or governmental regulations or Insurance Requirements or otherwise to be hazardous to human health (collectively, "Hazardous Materials"), nor install any storage tanks for fuel oil or other toxic substances on, above or below ground; and Tenant will not permit any other parties to do so. Tenant hereby indemnifies, defends and holds harmless Landlord from and against any and all litigation, prosecutions, fines, penalties, liens, judgments, death and injuries to persons, damage to property, costs of clean up and removal of contaminated soil and materials, and claims of any nature, arising from or caused by any breach or default of Tenant under this paragraph.

          (E) Nothing contained in this Lease shall be deemed an authorization or request by Landlord for Tenant to act as Landlord's agent to incur any expenses or contract for, order or arrange for any work which might give rise to any mechanic's or material men's liens against the demised premises, the Land and/or the Buildings (collectively, "Liens"). Tenant at its own expense will indemnify, defend and hold Landlord harmless from and remove of record within ten (10) days after filing thereof any and all Liens against the demised premises, the Land and/or the building resulting from any work, labor or materials requested by or furnished to Tenant or any Tenant Parties.

          (F) All powers of consent and approval conferred on Landlord under this Lease and any exercise thereof and conditions imposed by Landlord if it grants such approval are included and exercised solely for Landlord's benefit and protection, and shall not constitute a representation or warranty (express or implied) from Landlord or its representatives as to the legality, technical sufficiency, adequacy, accuracy, compliance with life/health/safety requirements of laws, or any other matters.

     TWENTY-NINTH:  Operating Procedures.
                    --------------------

     Tenant covenants and agrees to comply with the following requirements throughout the term hereof:

          (A) Garbage and trash shall not be permitted to accumulate in or about or outside the Premises, but instead shall be disposed of at Tenant's sole cost and expense. Proper and adequate receptacles for collection of garbage and trash shall be maintained by Tenant so that offensive odors shall not be permitted to exude or escape from the premises at any time. Such garbage and trash shall be placed in covered, odor-free receptacles at a location inside or outside the premises as directed by Landlord.

          (B) Tenant will not place or maintain any merchandise or other articles in any entry of the premises, on the sidewalks adjacent thereto or elsewhere on the exterior thereof, or in any stairways or public corridors or in any entryways, exit areas or vestibules of the Buildings.

          (C) Upon expiration or termination of this Lease, Tenant will return to Landlord all keys to the demised premises, and all keys to the building in its possession.

          (D) Tenant shall conduct its business at the Premises in a first-class and tasteful manner. Tenant agrees to require its clients, staff, employees and invitees while is or visiting the Premises to, at all times, conduct themselves in a manner consistent with that associated with a first-class commercial building, and Tenant agrees to take any and all steps necessary to prevent loitering and disorderly conduct of the Premises and adjacent areas.

          (E) Nothing contained herein shall prevent the enforcement of any claim Landlord may have against Tenant for anticipatory breach of the unexpired term of this Lease. In the event of a breach or anticipatory breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, just as if re-entry, summary, proceedings and other remedies were not provided for herein.

          (F) Landlord hereby reserves to itself and its successors and assigns the following rights (all of which are hereby consented to by Tenant):
(i) to change the street address and/or name of the Building, and (ii) to erect, use and maintain pipes and conduits in and through the Premises provided such construction shall (a) not interfere with the operation of Tenant's business,
(b) be done in a first-class manner, and (c) not adversely affect the esthetic or structural integrity of the Premises. Landlord may exercise any or all of the foregoing rights without being deemed to be guilty of an eviction, actual or constructive, or a disturbance or interruption of Tenant in business, use or occupancy, and with no rent abatement.

          (G) Any installment of rent or any other payment required of Tenant under this Lease which is not paid within five (5) days after the due date thereof shall bear interest at the rate of fifteen percent (15%) per annum from due date until paid in full; and Tenant agrees to pay said interest to Landlord on demand (together with the amount so unpaid). This Lease is for commercial and business purposes only, and in no event shall Tenant have any defense or claim of usury, nor an right to offset against rents.

          (H) Tenant acknowledges that neither Landlord nor any agent or employee of Landlord has made any representations or promises with respect to the Premises or the Building, and no rights, privileges, easements or license are acquired by Tenant except as herein expressly set forth.

     THIRTIETH: Submissions Non-Binding.  Neither the submission of this Lease
                -----------------------
or of any modified drafts hereof to Tenant unsigned by Landlord, nor any negotiations, discussions or communications of any kind between Landlord and Tenant and/or their attorneys or agents, shall constitute a binding obligation or commitment of any kind or be deemed to be a reservation of the premises for leasing to or use by Tenant. Any binding obligation between Landlord and Tenant in respect of the premises shall only be pursuant to written lease executed by Landlord and Tenant.

     THIRTY-FIRST:  Estoppel Certificates Mortgages.
                    -------------------------------

          (A) Tenant agrees, at any time and from time to time during the term of this Lease, upon not less than five (S) days prior written notice from Landlord, to execute, acknowledge and deliver to Landlord a statement in writing which shall contain substantially the following provisions: (i) a statement that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications), (ii) a statement of the dates to which the rent and any other charges hereunder have been paid by Tenant, (iii) a statement of whether or not, to the best knowledge of Tenant, the Landlord or Tenant is in default in the performance of any covenant, agreement or condition contained in this Lease, and if so, specifying each such default of which Tenant has knowledge, (iv) a statement of the address to which notices to Tenant should be sent, (v) a statement that Tenant has accepted the Premises and the improvements therein, (vi) a statement that Tenant will not attempt to terminate this Lease by reason of Landlord's default or omission without giving written notice of such default or omission to Landlord and its mortgagees of whom Tenant has knowledge, (vii) whether or not Landlord holds any security deposit under this Lease (and the amount thereof, if any) and (viii) such other statement or statements as Landlord or any existing or prospective mortgagees of Landlord may reasonably request. Any such statement delivered pursuant hereto, may be relied upon by any mortgagees or purchasers of the Building. Tenant agrees to make such reasonable changes or modifications to this Lease as may be required by any mortgagee of the Landlord's interest in the Premises, provided that such changes or modifications shall not increase the amount of rent required hereunder, shorten the term of this Lease or change or redefine the Premises.

          (B) any of Landlord's mortgagees or any purchaser of the Building at foreclosure, shall not (a) be bound by any prepayment of rent or additional rent for more than thirty (30) days in advance of the due date of such rent or which Tenant might have paid for more than the current month to any prior lessor (including Landlord); (so that rent shall be payable after any deed of trust or mortgage foreclosure in case of a requested attornment by the mortgagee, in accordance with the terms of this Lease as if such prepayment of rent for more than one month in advance had not been made), nor (b) be bound by any amendment or modification to this Lease or by any waiver or forbearance on the part of any prior lessor (including Landlord) made or given without the prior written consent of Landlord's mortgagees; nor (c) be liable for any act or omission of any prior lessor (including the Landlord); nor (d) be subject to any offsets or defenses which Tenant might have against any prior lessor (including Landlord); and furthermore, Landlord's mortgagees shall be discharged of any responsibility hereunder to Tenant which may have arisen (by reason of the mortgagee becoming a mortgagee in possession, a lessor or otherwise) after such mortgagee disposes of its interest in the Building. Tenant hereby agrees not to look to Landlord's mortgagees, as mortgagees, mortgagees in possession, or successor in title to the building for accountability for any security deposit, except to the extent such Purity deposit is actually received by such mortgagee.

     THIRTY-SECOND: Security Deposit. Simultaneously with the execution of this Lease, Tenant shall deposit with Landlord the sum of Seven Thousand Dollars ($7,000.00) as a security deposit. Such security deposit (which shall not bear interest to Tenant) shall serve as partial security for the payment and performance by Tenant of all of Tenant's obligations, covenants, conditions and agreements under this Lease. Within thirty (30) days after the expiration of the term hereof, Landlord shall (provided that Tenant is not in default under the terms hereof) refund such security deposit to Tenant, less such portion thereof as Landlord shall have applied to make good any default by Tenant with respect to any of Tenants obligations, covenants, conditions or agreements under this Lease. In the event of any default by Tenant under this Lease, Landlord shall have the right, but shall not be obligated, to apply all or any portion of the security deposit to cure such default, in which event Tenant shall within five
(5) days after request from Landlord, deposit with Landlord the amount necessary to restore the security deposit to its original amount aforesaid at all times. The use of said security deposit by Landlord, as aforesaid, shall not excuse Tenant's liability for defaults hereunder nor limit Landlord's remedies. In the event of the sale or transfer of Landlord's interest in the Buildings, Landlord shall transfer the security deposit to such purchaser or transferee, in which event Tenant shall look only to the new lessor for the return of the security deposit, and Landlord shall thereupon be released from all liability to Tenant for the return of such security deposit. Tenant agrees that it will not look to any mortgagee, as mortgagee, mortgagee in possession, or successor in title to the Buildings, for accountability for any security deposit or related sums held by Landlord or its successor lessors hereunder, unless and only to the extent such sums have actually been received by said mortgagee.

     IN WITNESS WHEREOF, the Landlord and Tenant have hereunto set their hands and seals; all done as of the date first above written.

                              LANDLORD:

                               /s/ Sidney S. Zlotnick           (SEAL)
                              __________________________________
                              Sidney S. Zlotnick


                               /s/ Renee Z. Kraft               (SEAL)
                              __________________________________
                              Renee Z. Kraft


                              TENANT:


                               /s/ John Phillips                (SEAL)
                              __________________________________
                              John Phillips

/s/ illegible
_______________________________
Witness